UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

Underwriting Agreement

On March 5, 2012, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries named therein (the “Guarantors”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as Representatives of the several underwriters named therein (collectively, the “Underwriters”), to sell $325 million aggregate principal amount of the Company’s 7.75% Senior Subordinated Notes due 2022 (the “Notes”) to the Underwriters (the “Offering”).

The closing of the sale of the Notes is expected to occur on March 19, 2012. The net proceeds from the offering, after deducting the Underwriters’ discounts and commissions and the estimated offering expenses payable by the Company, are expected to be approximately $318.5 million. The Offering is conditioned on the concurrent closing of an incremental term loan (the “Term Loan”) under the Company’s Credit Agreement (as defined below).

Certain of the Underwriters and their affiliates have performed and may in the future provide various financial advisory, investment banking, and commercial banking services for the Company and its affiliates from time to time, for which they have received customary fees and expenses. In particular, certain of the Underwriters or their affiliates are agents and/or lenders on the Company’s Credit Agreement. Specifically, an affiliate of Barclays Capital Inc. acts as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC act as Joint Lead Arrangers and Joint Book Runners and certain of the Underwriters or their affiliates are Syndication Agent, Senior Managing Agent or lenders. The Company expects to use the net proceeds of the Offering and the Term Loan to redeem the Company’s 7.5% senior subordinated notes due 2015 (the “7.5% Notes”). Certain of the Underwriters or their affiliates own the 7.5% Notes and therefore will receive a portion of the net proceeds of the Term Loan and/or the Offering. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities, and may do so in the future.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-179890), which became effective upon its filing with the Securities and Exchange Commission (the “SEC”) on March 5, 2012 (the “Form S-3”).

Consent Under Credit Agreement

On March 5, 2012, the Company entered into a Consent Under Fourth Amended and Restated Credit Agreement (the “Consent”) with Barclays Bank, PLC, as Administrative Agent, and various lenders thereto (the “Lenders”). The Consent was entered into in connection with the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of August 2, 2011, among the Company, the various lenders referred to therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P.Morgan Securities LLC as Joint Lead Arrangers and Joint Book Runners, Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as the Syndication Agents, UBS Securities LLC and Capital One National Association as the Senior Managing Agents, and Barclays Bank PLC, as the Administrative Agent.

The Credit Agreement provides that the Company may use the proceeds of an incremental term loan to repurchase or redeem up to $100,000,000 in senior subordinated notes of the Company. Pursuant to the Consent, the Administrative Agent and the Lenders agreed to permit the Company to use the proceeds of an incremental term loan to refinance a portion of the Company’s outstanding $385,000,000 aggregate principal amount of 7.5% Notes without reducing or counting against the $100,000,000 limitation in the Credit Agreement.

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the Consent, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 5, 2012, the Company issued a press release announcing that it intended to offer $250 million aggregate principal amount of new senior subordinated notes due 2022 pursuant to the Form S-3 and that it was in the process of seeking commitments for a $250 million Term Loan. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In addition, on March 5, 2012, the Company issued a press release announcing the pricing of $325 million aggregate principal amount of new 7.75% senior subordinated notes due 2022, which will be issued pursuant to the Form S-3. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

On March 5, 2012, the Company also issued a press release announcing that it was commencing a cash tender offer and consent solicitation for any and all of its outstanding 7.5% Notes. A copy of the press release is attached to this Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

On March 5, 2012, the Company issued a press release announcing that it terminated its cash tender offer and consent solicitation for any and all of its outstanding 7.5% Notes. The Company also announced that it would redeem the 7.5% Notes at a price equal to 103.750% of par, plus accrued and unpaid interest pursuant to a conditional notice of optional redemption that it mailed to the holders of the 7.5% Notes pursuant to the indenture governing the 7.5% Notes. The redemption of the 7.5% Notes is conditioned upon the closing and receipt of net proceeds from the Offering and the Term Loan in an amount sufficient to redeem the 7.5% Notes. The redemption date is scheduled for March 20, 2012, subject to the satisfaction of the financing condition described above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated herein by reference.

Further, on March 8, 2012, the Company issued a press release announcing that the Company has obtained commitments for a $325 million Term Loan. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.5 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward–looking statements. This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements of historical fact, may constitute forward-looking statements, including statements concerning the Offering and the Term Loan, the closing of the Offering and the Term Loan and the anticipated use of the net proceeds from such Offering and Term Loan. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the risk factors contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other filings made by the Company with the SEC. All forward-looking statements are expressly qualified in their entirety by such factors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 5, 2012, by and among Pinnacle Entertainment, Inc., the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as Representatives of the several underwriters named therein.

Exhibit 10.1	Consent Under Fourth Amended and Restated Credit Agreement, dated March 5, 2012, between Pinnacle Entertainment, Inc., Barclays Bank, PLC, as Administrative Agent, and the Required Lenders thereto.

Exhibit 99.1	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.3	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.4	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.5	Press release dated March 8, 2012, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: March 9, 2012	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 5, 2012, by and among Pinnacle Entertainment, Inc., the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as Representatives of the several underwriters named therein.

Exhibit 10.1	Consent Under Fourth Amended and Restated Credit Agreement, dated March 5, 2012, between Pinnacle Entertainment, Inc., Barclays Bank, PLC, as Administrative Agent, and the Required Lenders thereto.

Exhibit 99.1	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.3	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.4	Press release dated March 5, 2012, issued by Pinnacle Entertainment, Inc.

Exhibit 99.5	Press release dated March 8, 2012, issued by Pinnacle Entertainment, Inc.